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                                                                 Exhibit 10.2

                             OFFICE BUILDING LEASE

  1.    PARTIES.

        This Lease dated for reference purposes only, January 15, 1997, is made by and between ELOY RENFROW, an Individual, dba AIRPORT BUSINESS PARK (herein called "Landlord") and Saba Petroleum Company (herein called "Tenant").

  2.    PREMISES

              a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord a portion of the building located at 3201 Skyway Drive, Santa Maria, California 93455 (the "Building"), specifically Suites 101, 103, 105 on the lst Floor and Suite 201 on the 2nd Floor thereof and shown hatched in black on the plan attached hereto as Exhibit A ("Premises").

              b) Said Lease is subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3.      TERM.

        The term of this Lease shall be for a period of three (3) years, commencing February 1, 1997 and ending on the 1st day of February, 2000. Tenant shall have one Option to extend this Lease for a period not to exceed two (2) years. Tenant shall give Landlord notice of its intent to exercise said option within ninety (90) days of expiration of the initial three-year term.

4.      POSSESSION.

        If Landlord, for any reason whatsoever cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In the event Landlord is delayed in the completion of the Building of which the Premises are a part, the beginning and endings dates for each and every term contained in this lease (Including the dates for giving of notices, exercising options and parking privileges) and tenants obligation for the payment of rent shall be extended by the number of days equal to any such delay so as to provide for a full term of three (3) years from the date from the date tenant's obligation to pay rent commences.

5.      RENT.

        Rent shall be due and payable on the first day of each month, commencing February 1, 1997. Rent is defined as $1.00 gross per square foot. Total square footage for this lease is: Suite 101: 1360 s.f.; Suite 103: 1570 s.f.; Suite 105: 890 s.f; Suite 201: 3423 s.f., totaling 7243 square feet.

6.      USE.

        Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will In any way increase the existing rate of or affect any fire or other insurance upon the Building In which the Premises are located or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or Interfere with the rights of other tenants or occupants of said Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

        Tenant shall not prepare any food nor do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes, or any unusual or objectionable odors to emanate from demised premises. Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to demised premises except by such persons and in such manner as are approved by Landlord.


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7.      LEGAL COMPLIANCE.

        Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto, or not that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

8.      ALTERATIONS AND ADDITIONS.

        Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any plan thereof without the written consent of Landlord first had and obtained, and any alterations, additions or improvements to or of said Premises including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal or at Landlord's option, shall pay to Landlord the cost of repairing any damage caused by such removal.

9.      REPAIRS.

            (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

              (b) Notwithstanding the provisions of Article 9(a) hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused In part or In whole by the act, neglect, fault or omission of any duty by the Tenant, Its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in
        Article 24 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect, including, but not by way of limitation sections 1932, 1933, 1941, and 1942 of the Civil Code of the State of California.


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10.     LIENS.

        Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out off any work performed, materials furnished or obligations incurred by Tenant.

11.     ASSIGNMENT AND SUBLETTING:

        Neither Tenant, nor Tenant's legal representatives, successors or assigns, shall assign, mortgage or encumber this lease, or sublet, or use or occupy or permit demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Such consent shall not be required for any assignment to Tenant's corporate subsidiaries and affiliates. If this lease be assigned, or if demised premises or any part thereof be sublet or occupied by any party other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant, the assignee or the subtenant from obtaining the express consent in writing of Landlord to any further assignment or subletting or to release Tenant from any liability whether past, present or future under this lease or to release Tenant from any liability under this lease because of Landlord's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this lease. Not withstanding the consent of Landlord to such assignment or subletting, Tenant shall remain liable for the payment of all bills rendered by Landlord for the charges incurred by the assignee or subtenant for services and materials supplied to demised premises. A transfer of control of Tenant shall be deemed an assignment under this lease and shall be subject to all the provisions of this Article, including the requirement of obtaining Landlord's prior written consent. Notwithstanding any contrary provision of this Article, Tenant may assign this lease upon the following express conditions: that the proposed assignee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if: the use to be made of demised premises by the proposed assignee is (a) not generally consistent with the character and nature of all other tenancies in the Building, or (b) a use which conflicts with any so-called (exclusive) then in favor of, or for any use which is the same as that stated in any lease to another tenant of the Building or any of Landlord's then buildings which are in the same complex as the Building, or (c) a use which would be prohibited by any other portion of this lease (including but not limited to any Rules and Regulations then in effect); or the character, moral stability, reputation and financial responsibility of the proposed assignee are not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this lease; that Tenant shall pay to Landlord Landlord's then standard processing fee; that the proposed assignee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions, and agreements of this lease; and that an executed duplicate original of said assignment and assumption agreement, on Landlord's then standard form, shall be delivered to Landlord within five days after the execution thereof, and that such assignment shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. Landlord shall have the option to terminate this Lease rather than approve the assignment hereof.

12.     HOLD HARMLESS.

        Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord or its agents shall not be liable for any damage to property entrusted to employees of the building, nor for the loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street, or subsurface


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        or from any other place resulting from dampness or any other case whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or employees. Landlord or its agents shall not be liable for interference with the light, or loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents In the Premises or in the Building or of defects therein or in the fixtures or equipment.

13.     SUBROGATION.

        As long as their respective Insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer in evidence compliance with the aforementioned waiver.

14.     LIABILITY INSURANCE.

        Tenant shall, at Tenant's expense, obtain and keep in force during the term of this lease a policy of comprehensive public inability insurance insuring Landlord and Tenant against any liability arising out of or in connection with the ownership, use, occupancy, maintenance, repair or improvement of the Premises and all areas appurtenant thereto. Such insurance shall provide single limit liability coverage of not less than $500,000, per occurrence for property damage and $500,000 per occurrence for bodily injury or death of one person and $1,000,000 for one accident. The limits of said insurance shall not, however, limit the liability of Tenant hereunder, and Tenant shall be responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes. Tenant may carry said insurance under a blanket policy, providing however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto in form and substance satisfactory to Landlord. If Tenant shall fail to procure and maintain said insurance, Landlord may but shall not be required to procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be In companies rated A+, AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with evidence satisfactory to Landlord of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after fifteen (15) days prior written notice to Landlord. Tenant acknowledges and agrees That insurance coverage carried by Landlord will not cover Tenant's property within the Premises or the Building and the Tenant shall be responsible, at Tenant's sole cost and expense, for providing insurance coverage for Tenant's movable equipment, furnishings, trade fixtures and others personal property in or upon the Premises, and for any alterations, additions or improvements to or of the Premises or any part thereof made by Tenant, in the event of damage or loss thereto from any cause whatsoever.

15.     SPECIAL UTILITY NEEDS.

        Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current. If Tenant shall require water or electric property in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

16.     OTHER PROPERTY TAXES.

        In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.


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17.     RULES AND REGULATIONS.

        Tenant and Tenant's agents, servants, employees, contractors, visitors and licensees shall observe faithfully and comply strictly with the Rules and Regulations attached hereto and made a part hereof, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Landlord may elect in case Tenant disputes the reasonableness of any Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule and Regulation for arbitration, in the City of Los Angeles in accordance with the Commercial Arbitration Rules of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. No dispute of the reasonableness of any Rule or Regulation shall be deemed a compliance upon Tenant's part with the foregoing provisions of this Article unless the same has been raised by service of a notice in writing upon Landlord within ten days after notice of the adoption of any such Rule or Regulation has been served upon Tenant. Landlord shall not be liable to Tenant for violation of any of said Rules and Regulations, or the breach of any term, covenant, condition, provision or agreement in any Lease, by any other tenant or other party in the Building.

18.     HOLDING OVER.

        If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

19.     ENTRY BY LANDLORD.

        Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial services and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files and Landlord shall have the rights to use any and all means which Landlord may deem proper to open side doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exorcise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premise or any portion thereof

20.     RECONSTRUCTION.

        In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage Insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the makings of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) per cent of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) per cent of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or
        (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (30) days after the giving of such notice. In the event of giving such notice, this lease shall expire and all Interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any to which such damage materially interfered with the business carried on by the


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        Tenant In the Premises, shall be paid up to date to said such termination. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property Installed In the Premises by Tenant. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

21      DEFAULT

        The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant. For purposes hereof the failure of Tenant to operate its business in the Premises for seven consecutive days shall be deemed an abandonment.

                a. The vacating or abandonment of the Premises by Tenant;

                b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

                c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

22.     REMEDIES IN DEFAULT.

        In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

                a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such an event Landlord shall be entitled to recover from tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to the cost of recovering possession of the Premises; expenses off reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commissions actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum rate per annum permitted by law. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 23.

                b. Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.


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                c. Pursue any other remedy now or hereafter available to
        Landlord under the laws or judicial decision of the State in which the premises are located.

23.     EMINENT DOMAIN.

        If more than twenty-five (25%) per cent of the Premises shall be taken or appropriated by any public or quasi public authority under the power of eminent domain, either party hereto shall have the right, at its option to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) per cent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

24.     OFFSET STATEMENT.

        Tenant shall at any time and from time to time upon not less than ten
        (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

25.     PARKING

        Tenant shall have the right to use in common with other tenants or occupants of the Building, the parking facilities of the Building subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof

26.     AUTHORITY OF PARTIES.

                a. Corporate Authority. If Tenant is a corporation each individual executing this Lease on behalf of said corporation, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

27.     WAIVER OF TRIAL BY JURY.

        The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

28.     GENERAL PROVISIONS.

                (i) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof. Provided, however, that any plan attached hereto and made a part hereof, except as otherwise specifically provided, is used solely for the purpose of identifying or designating the premises demised under the terms of this Lease and any markings, measurements, dimensions or notes of any kind contained therein have no bearing upon any of the terms, covenants, conditions, provisions or agreements of this lease and are not to be considered a part hereof.

      (ii) Waiver The waiver by Landlord of any term covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent

      (iii) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord all notices and demand by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

      (iv) Joint Obligations. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

      (v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

      (vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

      (vii) Successors and Assigns. The covenants and conditions herein contained subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto

      (viii) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereto without the prior written consent of the other party.

      (ix) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on so part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

      (x) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent of other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      (xi) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

      (xii) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

      (xiii) Arbitration. In the event of any action or disagreement by either party against the other, under the conditions of this lease and its attachments, the Lessor and Lessee shall submit the matter to Arbitration, in accordance with the rules and regulations of the American Arbitration Association.

      (xiv) Sale of Premises by Landlord. In the event of any sale of the Building and assignment of the Master Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale and assignment; and the purchaser, at such sale or assignment or any subsequent sale or assignment of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

      (xv) Subordination, Attornment. This lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which now affect the real property of which demised Premises forms a part or affect the ground or underlying leases, and to all renewals, modifications, consolidations, replacements and extensions thereof. It is further agreed that this lease may, at the option of Landlord, be made subordinate to any ground or underlying leases, mortgages, or deeds of trust which may hereafter affect the real property of which demised Premises forms a part of affect the ground or underlying leases, and that Tenant, or Tenant's successors in interest, will execute and deliver upon the demand of Landlord any and all instruments desired by Landlord subordinating in the manner requested by Landlord this lease to such lease, mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within five days after notice from Landlord demanding the execution thereof.

      (xvi) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than an address of the business to be conducted by the Tenant in the Premises.

      (xvii) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      (xviii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible be cumulative with all other remedies at law or in equity.

      (xix) Choice of Law. This Lease shall be governed by the laws of the State of California. (in which the Premises are located).

      (xx) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

29.   RENT INCREASE

      During the first year of the Term of this Lease, the annual rent shall not be increased. Thereafter, the annual rent shall be increased 4% commencing the 13th month upon execution of this, and every 12th month thereafter.

30.   LEASEHOLD AND TENANT IMPROVEMENTS

      Landlord agrees to provide the space in a clean and orderly manner. Landlord further agrees that he shall paint the entire space leased under this agreement at no cost to the tenant. Tenant will provide the requisite materials and labor to replace the existing carpet. Tenant will additionally be responsible for any additional improvements made for the purposes of professional customization.

31. The validity period of this lease is non-commissionable, for the entire period of this lease.

                                       TENANT
Address:                               SABA PETROLEUM COMPANY

                                       By:
--------------------------------          --------------------------------------

                                       By:
--------------------------------          --------------------------------------

                                       Date:
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                                       LANDLORD
Address:                               AIRPORT BUSINESS PARK
                                         Eloy Renfrow, Owner

                                       By:
--------------------------------          --------------------------------------
                                             Eloy Renfrow, Owner

                                       By:
--------------------------------          --------------------------------------

                                       Date:
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